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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 March 28, 2002
                                 --------------
                Date of Report (Date of earliest event reported)

                                TARANTELLA, INC.
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             (Exact name of registrant as specified in its charter)


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
                   California                                  000-21484                               94-2549086
------------------------------------------------     ------------------------------      ----------------------------------------
 (State or other jurisdiction of incorporation)         (Commission File Number)           (I.R.S. Employer Identification No.)
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                               425 Encinal Street
                          Santa Cruz, California 95061
                    (Address of principal executive offices)



                                 (831) 425-7222
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 2.   Acquisition or Disposition of Assets

          On March 28, 2002, Tarantella, Inc. entered into an agreement with Caldera International, Inc. involving the early redemption of a Caldera promissory note in the principal amount of $8 million held by Tarantella. The agreement also accelerates certain elements of a transaction completed last year in which Caldera purchased assets and certain operations from Tarantella, then known as The Santa Cruz Operation, Inc. ("SCO"). Pursuant to the agreement:

     o Caldera's promissory note, which was payable in four quarterly installments of $2 million each, was redeemed in its entirety for a cash payment of $5 million.

     o Caldera purchased a paid-up license to continue bundling the Tarantella products VisionFS, TermLite and Webtop, which were bundled in SCO OpenServer and UNIXWare products prior to closure of last year's transaction.

     o Caldera repurchased 500,000 shares of Caldera stock owned by Tarantella for $555,100. The shares were priced at 70% of the average closing price of Caldera shares for the 5 trading days prior to the execution of the agreement. Following the repurchase Tarantella owns 3,289,400 shares of Caldera stock representing approximately 22.8% of Caldera's outstanding stock.

          The agreement also provided for payment of outstanding amounts due between the parties through offsets against the payment price. The terms of the agreement were determined by arms length negotiations between the parties.

          The foregoing description of the Agreement does not purport to be complete and is qualified by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. On April 1, 2002, Tarantella released a press release announcing the agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference

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Item 7. Exhibits.

        (c)    Exhibits.

               Exhibit 2.1 Agreement by and among Caldera International, Inc. and Tarantella, Inc. dated March 28, 2002.*

               Exhibit 99.1 Press Release by Tarantella, Inc. dated as of April 1, 2002.



               * Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TARANTELLA, INC.

Date: April 12, 2002                       By: /s/ Steven Sabbath
                                              ----------------------------------
                                              Name  Steven Sabbath
                                              Title Senior Vice President,
                                                    Law and Corporate Affairs,
                                                    and Secretary

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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MARCH 28, 2002

Exhibit       Description
-------       -----------

Exhibit 2.1 Agreement by and among Caldera International, Inc. and Tarantella, Inc. dated March 28, 2002.*

Exhibit 99.1  Press Release by Tarantella, Inc. dated as of April 1,
              2002.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission.